EXHIBIT 10.36

PROMISSORY NOTE

(this “Note”)

Borrower:	SolarMax Technology, Inc.,
3080 12th Street, Riverside, California 92507 (the “Borrower”)

Lender:	Lijun Pan
(the “Lender”)

Principal Amount:        $2,000,000.00 USD

1.	FOR VALUE RECEIVED, the Borrower promises to pay to the Lender at such address as may be provided in writing to the Borrower, the principal sum of $2,000,000.00 USD (two million U.S. dollars and no cents), with interest payable in advance at (10.00%) per annum as follows:

a.	$50,000 interest pre-paid and deducted from the first loan tranche of $1,000,000 USD (one million U.S. dollars and no cents) on January 29, 2019.
b.	$50,000 interest pre-paid and deducted from the second loan tranche of $1,000,000 USD (one million U.S. dollars and no cents) on January 31, 2019.

2.	This Note will be repaid in full as follows:

a.	$1,000,000 USD (one million U.S. dollars and no cents) on July 30, 2019.
b.	$1,000,000 USD (one million U.S. dollars and no cents) on August 1, 2019.

3.	In the event that the Borrower fails to pay the Note, in full, on the maturity dates due, a penalty of 3% on the unpaid principal will be owed to the Lender.

4.	The Borrower may, in whole or in part, prepay the Note without penalty before the maturity dates due hereof and without prior written notice to the Lender.

5.	This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Borrower and the Lender. The Borrower waives presentment for payment, notice of non-payment, protest and notice of protest.

6.	In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

7.	This Note has been entered into and shall be construed in accordance with the laws of the State of California and any applicable federal statutes or regulations of the United States.

8.	For the purpose of funding the loan, a wire transfer can be made to:

Company Name:	SolarMax Technology, Inc
Address:	3080 12th Street, Riverside, CA 92507
Bank Name:	Wells Fargo Bank, N.A.
Type of Acct.:	Checking
Bank Acct.#	4988013256
Routing#	121000248
SWIFT:	WFBIUS6S
Bank Address:	420 Montgomery, San Francisco, CA 94104

IN WITNESS WHEREOF the parties have duly affixed their signatures on the January 29, 2019.

By: /s/ Lijun Pan

Lijun Pan

SOLARMAX TECHNOLOGY, INC.

By: /s/ Stephen P. Brown

Stephen P. Brown, Chief Financial Officer